Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

Note 27. Subsequent Event

Dividend

On February 17, 2015, our Board of Directors declared a cash dividend of $0.09 per common share, which will be paid on April 2, 2015, to common shareholders of record on March 3, 2015. The Partnership will also make a distribution in respect of each Partnership exchangeable unit in the amount of $0.09 per exchangeable unit, and the record date and payment date for distributions on Partnership exchangeable units are the same as the record date and payment date set forth above. On February 16, 2015, our Board of Directors also declared a cash dividend of $1.20 per Preferred Share, for a total dividend of $82.5 million which will be paid to the holder of the Preferred Share on April 1, 2015. The dividend on the Preferred Shares included the amount due for the period of December 12, 2014 through December 31, 2014 as well as the first calendar quarter of 2015.